UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Cardiff Oncology, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cardiff Oncology, Inc.

11055 Flintkote Avenue

San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 26, 2025

Dear Stockholder:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Cardiff Oncology, Inc. (“Cardiff” or the “Company”), which will be held on June 26, 2025 at 9:00 a.m. local time at our offices, located at 11055 Flintkote Avenue, San Diego, CA 92121, for the following purposes:

1.
To elect seven (7) members to our Board of Directors;
2.
To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2025;
3.
To consider and act upon a proposal to approve an amendment to the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares issuable thereunder to 12,150,000 shares from 8,150,000 shares;
4.
To approve, on an advisory basis, the compensation of the Company’s named executive officers; and
5.
To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Cardiff Oncology's Board of Directors has fixed the close of business on April 28, 2025 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Annual Meeting to our stockholders. Registration and seating will begin at 8:30 a.m. Shares of common stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. If you do not plan on attending the Annual Meeting, please vote as soon as possible ether by internet or mail. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.

If you have any questions or need assistance voting your shares, please call Alliance Advisors, LLC at:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

North American Toll Free Phone:

1-(833)-218-4471

Email: CRDF@allianceadvisors.com

Call Collect Outside North America: +1 (209) 637-2966

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 26, 2025 at 9:00 a.m. local time at 11055 Flintkote Avenue, San Diego, CA 92121.

The proxy statement and annual report to stockholders are available at

https://annualgeneralmeetings.com/crdf2025.

By the Order of the Board of Directors

/s/ Dr. Rodney S. Markin MD, Ph.D.
Dr. Rodney S. Markin MD, Ph.D.
Chairman of the Board of Directors

Dated: April 29, 2025

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Cardiff Oncology the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Cardiff Oncology, Inc.

11055 FLINTKOTE AVENUE

SAN DIEGO, CA 92121

PROXY STATEMENT FOR THE

2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 26, 2025

The Board of Directors (the “Board”) of Cardiff Oncology, Inc. (“Cardiff” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our offices, located at 11055 Flintkote Avenue, San Diego, CA 92121, on June 26, 2025, at 9:00 a.m. local time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares of our common stock are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about May 1, 2025 to our beneficial owners and stockholders of record who owned our common stock at the close of business on April 28, 2025. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder changes the stockholder’s election.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held on June 26, 2025, at 9:00 a.m. local time at our offices, located at 11055 Flintkote Avenue, San Diego, CA 92121. Directions to the Annual Meeting may be found at the back of this Proxy Statement. Information on how to vote in person at the Annual Meeting is discussed below.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

Who is Entitled to Vote?

The Board has fixed the close of business on April 28, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 66,525,854 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Pacific Stock Transfer Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are four (4) matters scheduled for a vote:

1.
To elect seven (7) members to our Board of Directors;
2.
To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2025;
3.
To consider and act upon a proposal to approve an amendment to the Company’s 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) to increase the number of shares issuable thereunder to 12,150,000 shares from 8,150,000 shares; and
4.
To approve, on an advisory basis, the compensation of the Company's named executive officers.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have three methods of voting:

1.
Vote by Internet. The website address for Internet voting is on your proxy card.
2.
Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
3.
Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have three methods of voting:

1.
Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.
Vote by mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.
Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus, 33,262,927 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.
“FOR” the election of each of the seven (7) members to our Board of Directors;
2.
“FOR” the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

3.
“FOR” the amendment to the Company’s 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) to increase the number of shares issuable thereunder to 12,150,000 shares from 8,150,000 shares; and
4.
“FOR” approval, on an advisory basis, of the compensation of the Company’s named executive officers.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR,” “AGAINST,” “ABSTAIN,” and broker non-votes.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. However, our By-Laws provide that an action of our stockholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereat vote in favor of such action.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the seven (7) members to our Board of Directors

Plurality of the votes cast (the seven directors receiving the most “FOR” votes). Our Board of Directors, acting through the Corporate Governance/Nominating Committee, will make a determination whether or not to request the resignation of an incumbent director who failed to receive a majority of the vote cast. We will publicly disclose our Board of Directors' decision and reasoning.

Ratification of the Appointment of BDO USA, P.C. as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2025	A majority of the votes entitled to vote thereon and present at the Annual Meeting

Approval of an amendment to the Company’s 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) to increase the number of shares issuable thereunder to 12,150,000 shares from 8,150,000 shares	A majority of the votes entitled to vote thereon and present at the Annual Meeting

Approval, on an advisory basis, of the compensation of the Company’s named executive officers	A majority of the votes entitled to vote thereon and present at the Annual Meeting

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of Cardiff Oncology, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Cardiff Oncology, Inc., 11055 Flintkote Avenue, San Diego, CA 92121, Attention: Secretary, or by facsimile at 858-952-7571. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. We have retained Alliance Advisors, LLC as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Meeting. If you have any questions or require any assistance with completing your proxy, please contact Alliance Advisors by telephone (toll-free within North America) at 1-(833)-218-4471 or (call collect outside North America) at +1 (209)-637-2966 or by email at CRDF@allianceadvisors.com.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2026 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) must be submitted in writing to our Secretary at 11055 Flintkote Avenue, San Diego, CA 92121, and received no later than December 30, 2025, to be includable in our proxy statement and related proxy for the 2026 Annual Meeting. However, if the date of the 2026 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, June 26, 2026, to be considered for inclusion in proxy materials for our 2026 Annual Meeting, a stockholder proposal must be submitted in writing to our Secretary at 11055 Flintkote Avenue, San Diego, CA 92121, a reasonable time before we begin to print and send our proxy materials for the 2026 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you wish to submit a proposal that is not to be included in the proxy materials for the 2026 Annual Meeting, your proposal must be submitted in writing to our Secretary at 11055 Flintkote Avenue, San Diego, CA 92121 by December 30, 2025. However, if the date of the 2026 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, June 26, 2026, to be brought before our 2026 Annual Meeting, a stockholder proposal must be submitted in writing to the Company’s Secretary at 11055 Flintkote Avenue, San Diego, CA 92121, a reasonable time before we begin to print and send our proxy materials for the 2026 Annual Meeting.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1, the election to the Board of the seven (7) director nominees set forth herein. Members of the Board and executive officers of Cardiff Oncology do not have any interest in Proposal 2, the ratification of the appointment of our independent registered public accounting firm. Members of the Board and the executive officers of Cardiff Oncology are eligible to receive awards under the terms of the 2021 Plan, and they therefore have an interest in Proposal 3. Members of the Board and executive officers of Cardiff Oncology do have an interest in Proposal 4, to the extent such proposal is on a non-binding advisory basis.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available without charge on the investor relations section of our website at www.cardiffoncology.com.

Board Composition and Leadership Structure

The positions of Chief Executive Officer and Chair of our Board of Directors are held by two different individuals (Dr. Mark Erlander and Dr. Rodney Markin, respectively). This structure allows our Chief Executive Officer to focus on our day-to-day business while our Chair leads our Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of major financial risk exposures, internal control over financial reporting, disclosure controls and procedures, legal and regulatory compliance and cybersecurity and data privacy. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Corporate Governance/Nominating Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Director Independence

Our common stock is listed on the Nasdaq Capital Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Corporate Governance/Nominating Committees must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that Drs. Armitage, Markin, Mohindru, Pace, Tannenbaum and Ms. White representing six of our seven incumbent directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committee of our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Corporate Governance/Nominating Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available without charge on our website at https://investors.cardiffoncology.com/ under “Corporate Governance".

Audit Committee

The Audit Committee’s responsibilities include, among other things:

•
selecting and retaining an independent registered public accounting firm to act as our independent auditors, setting the compensation for our independent auditors, overseeing the work done by our independent auditors and terminating our independent auditors, if necessary;
•
periodically evaluating the qualifications, performance and independence of our independent auditors;
•
pre-approving all auditing and permitted non-audit services to be provided by our independent auditors;
•
reviewing with management and our independent auditors our annual audited financial statements and our quarterly reports prior to filing such reports with the SEC, including the results of our independent auditors’ review of our quarterly financial statements;
•
reviewing with management and our independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements; and
•
review the processes utilized by management for identifying, evaluating, and mitigating strategic, financial, operational, regulatory, and external risks inherent in the Company’s business, including but not limited to, cybersecurity.

The Audit Committee also prepares the Audit Committee report that is required to be included in our annual proxy statement pursuant to the rules of the SEC.

The Audit Committee consists of Lâle White, chair of the Audit Committee, Dr. Rodney S. Markin and Dr. Mani Mohindru. Under the applicable rules and regulations of Nasdaq, each member of a company’s audit committee must be considered independent in accordance with Nasdaq Listing Rule 5605(c)(2)(A)(i) and (ii) and Rule 10A-3(b)(1) under the Exchange Act. The Board has determined that all of the members are “independent” as that term is defined under applicable Nasdaq and SEC rules. Ms. White is our audit committee financial expert.

Compensation Committee

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of our directors and executive officers. The Compensation Committee has responsibility for, among other things:

•
recommending to the Board for approval the overall compensation philosophy for our company and periodically reviewing the overall compensation philosophy for all employees to ensure it is appropriate and does not incentivize unnecessary and excessive risk taking;
•
reviewing annually and making recommendations to the Board for approval, as necessary or appropriate, with respect to our compensation plans;
•
based on an annual review, determining and approving, or at the discretion of the Compensation Committee, recommending to the Board for determination and approval, the compensation and other terms of employment of each of our officers;
•
reviewing and making recommendations to the Board with respect to the compensation of directors;
•
reviewing feedback from our stockholders and engaging with stockholders on as needed basis;
•
overseeing our regulatory compliance with respect to compensation matters;
•
reviewing and discussing with management, prior to the filing of our annual proxy statement or annual report on Form 10-K, our disclosure relating to executive compensation, including our executive and director compensation tables as required by SEC rules and, if required, our Compensation Discussion and Analysis; and
•
preparing any required annual report regarding executive compensation for inclusion in our annual proxy statement or our annual report on Form 10-K.

The Compensation Committee has the power to form one or more subcommittees, each of which may take such actions as may be delegated by the Compensation Committee.

The charter of the Compensation Committee grants the Compensation Committee authority to select, retain, compensate, oversee and terminate any compensation consultant to be used to assist in the evaluation of director, chief executive officer, officer and our other compensation and benefit plans and to approve the compensation consultant’s fees and other retention terms. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any internal or external legal, accounting or other advisors and consultants retained by the Compensation Committee. The Compensation Committee may also select or retain advice and assistance from an internal or external legal, accounting or other advisor as the Compensation Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities and will have the direct responsibility to appoint, compensate and oversee any such advisor. Currently, the Compensation Committee engages the Talent Solutions subdivision of Aon plc (“Aon”), as its compensation consultant. The Compensation Committee regularly evaluates the services Aon provides and has final authority to engage and terminate their services. Our Compensation Committee has assessed Aon's independence consistent with Nasdaq listing standards and has concluded that the engagement of Aon does not raise any conflict of interest.

The Compensation Committee consists of Dr. Renee Tannenbaum, chair of the Compensation Committee, Dr. Gary W. Pace and Dr. Rodney S. Markin. The Board has determined that all of the members are “independent” under Nasdaq Listing Rule 5605(a)(2).

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee has responsibility for assisting the Board in, among other things:

•
effecting Board organization, membership and function, including identifying qualified board nominees;

•
effecting the organization, membership and function of the committees of the Board, including the composition of the committees of the Board and recommending qualified candidates for the committees of the Board;
•
evaluating and providing successor planning for the chief executive officer and our other executive officers;
•
identifying and evaluating candidates for director in accordance with certain general and specific criteria;
•
developing and recommending to the Board Corporate Governance Guidelines and any changes thereto, setting forth the corporate governance principles applicable to us, and overseeing compliance with the Corporate Governance Guidelines;
•
reviewing potential conflicts of interest involving directors and determining whether such directors may vote on issues as to which there may be a conflict; and
•
oversees corporate environmental and social responsibility matters as they pertain to the Company’s business and long-term strategy and identify and bring to the attention of the full Board emerging trends and issues that may affect the business operations, performance, external stakeholder relationships or reputation of the Company.

The Corporate Governance/Nominating Committee consists of Dr. Gary W. Pace, chair of the Corporate Governance/Nominating Committee, Dr. James O. Armitage and Dr. Mani Mohindru. The Board has determined that all of the members are “independent” under Nasdaq Listing Rule 5605(a)(2).

Code of Business Conduct and Ethics

We have adopted a formal Code of Business Conduct and Ethics applicable to all Board members, officers and employees. Our Code of Business Conduct and Ethics can be found on our website at www.cardiffoncology.com. A copy of our Code of Business Conduct and Ethics may be obtained without charge upon written request to Secretary, Cardiff Oncology, Inc., 11055 Flintkote Avenue, San Diego, California 92121. If we make any substantive amendments to our Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website (www.cardiffoncology.com) and/or in our public filings with the SEC.

Anti-hedging

We have adopted an Insider Trading Policy that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive officers, which prohibits such individuals from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in market value of our common stock, such as zero cost collars and forward sales contracts and exchange funds.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2024, Drs. Markin, Pace and Tannenbaum served on our Compensation Committee. None of our current executive officers has served as a member of the Board of Directors, or as a member of the Compensation Committee or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during the fiscal year ended December 31, 2024.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During fiscal year 2024, the Board of Directors held 18 meetings including telephonic meetings; the Audit Committee held 4 meetings; the Compensation Committee held 3 meetings; and the Corporate Governance/Nominating Committee held 5 meetings. During fiscal year 2024, none of the directors attended fewer than 95% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during his or her tenure. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Cardiff Oncology, Inc.

c/o Secretary

11055 Flintkote Ave.

San Diego, California, 92121

All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

The Corporate Governance/Nominating Committee is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The Corporate Governance/Nominating Committee will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies.

Our Board of Directors encourages selection of directors who will contribute to the company’s overall corporate goals. The Corporate Governance/Nominating Committee may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors’ overall effectiveness, and the needs of the Board of Directors and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Corporate Governance/Nominating Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our Corporate Governance Guidelines, there are no limits on terms that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Corporate Governance/Nominating Committee considers director tenure. We value diversity of backgrounds, experience and perspectives on a company-wide basis but have not adopted a specific policy regarding Board diversity.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect seven (7) directors to hold office until the 2026 Annual Meeting. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the seven (7) nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Our Board of Directors, acting through the Corporate Governance/Nominating Committee, will make a determination whether or not to request the resignation of an incumbent director who failed to receive a majority of the vote cast. We will publicly disclose our Board of Directors' decision and reasoning.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of April 28, 2025.

		Committee Memberships
Name	Age	Audit	Compensation	Governance/ Nominating
Dr. James O. Armitage, M.D.	78			X
Mark Erlander, Ph.D.	65
Dr. Rodney S. Markin, M.D., Ph.D.	68	X	X
Mani Mohindru, Ph.D.	53	X		X
Gary W. Pace, Ph.D.	77		X	C
Renee P. Tannenbaum, Pharm.D.	73		C
Lâle White	69	C

Dr. James O. Armitage, M.D. - Independent Director

Dr. Armitage has been a director of our company since April 2020. Dr. Armitage has been a Professor of Internal Medicine in the division of Hematology and Oncology at the University of Nebraska Medical Center since 2003, after having served as Chairman of the Department of Internal Medicine, Dean of the College of Medicine, and in various other capacities since joining the Center in 1982. He also holds a hospital appointment at The Nebraska Medical Center. Dr. Armitage has authored or co-authored more than 600 articles, 108 book chapters and edited or co-edited

27 textbooks. He has previously served as President of the American Society of Clinical Oncology ("ASCO"), and as a member of the ASCO Board of Directors. Dr. Armitage received a bachelor of science degree from the University of Nebraska and a medical degree from the University of Nebraska Medical Center and completed his post-graduate training at the University of Nebraska Medical Center and the University of Iowa Hospitals and Clinics. The Board believes that Dr. Armitage's training as a physician, his research, clinical and administrative experience, and his previous service as a director of a publicly traded biopharmaceutical company provide him with the qualifications and skills to serve as a director.

Mark Erlander, Ph.D. - Chief Executive Officer and Director

Dr. Erlander has served as our Chief Executive Officer since May 2020, a director since June 2020, and formerly as the Chief Scientific Officer from March 2013 to May 2020. Dr. Erlander has more than 18 years of experience directing and leading research and development for gene discovery, with a strong focus on molecular diagnostics. Previously, he was Chief Scientific Officer at bioTheranostics, a subsidiary of bioMérieux, a molecular diagnostic testing company focused on clinical applications in oncology, where he served from 2008 to 2013. Dr. Erlander entered therapeutics as a Group Leader and subsequently Research Fellow in drug discovery at Johnson & Johnson. He was also a Postdoctoral Fellow and then Assistant Professor at Scripps Research Institute in the Department of Molecular Biology. Dr. Erlander has 56 issued patents and has co-authored more than 100 scientific publications. Dr. Erlander holds a B.S. in Biochemistry from the University of California, Davis, an M.S. degree in Biochemistry from Iowa State University, and a Ph.D. in Neuroscience from the University of California, Los Angeles. The Board believes that Dr. Erlander’s research and clinical experience qualifies him to serve as a director of our company.

Dr. Rodney S. Markin, M.D., Ph.D. - Chair of the Board & Independent Director

Dr. Markin has been Chairman of the Board of our company since December 2020 and a Director since February 2014. Dr. Markin has served as Chief Operating Officer of The University of Nebraska since August 2017. Dr. Markin has served as Chief Technology Officer and Associate Vice Chancellor for Business Development at The University of Nebraska Medical Center since 2011; as Professor of Pathology and Microbiology since 1985; as David T. Purtilo Distinguished Professor Pathology and Microbiology since 2005; as Courtesy Professor of Surgery since 1990 and as Courtesy Professor of Psychiatry since 2013. Dr. Markin is also a director on the Board of Children's Hospital and Medical Center Foundation, on the Board of Trustees for Keck Graduate Institute, on the Board of the Make-A-Wish Foundation and on the Board of PerceptiMed since July 2015. Dr. Markin served on the Board of Directors for Transgenomic, Inc. from March 2007 to December 2014. The Board believes that Dr. Markin’s valuable executive experience in the healthcare business qualifies him to serve as a director and Chairman of the Board of our company.

Mani Mohindru, Ph.D. - Independent Director

Dr. Mohindru has been a director of our company since June 2021. Dr Mohindru is currently the Co-Founder, president & Director of Roshon Therapeutics, an oncology & inflammation focused preclinical private company (stealth). Prior to Roshon, she was the CEO of Novasenta, an early-stage oncology focused biotech company. In addition to Cardiff Oncology, she also serves as a director of CytomX Therapeutics, Inc., a public biotechnology company. From October 2020 to May 2021, she served as a director of SAB Biotherapeutics, a then private biotech company. From December 2019 to October 2020, Dr. Mohindru served as Chief Executive Officer of CereXis, a biotechnology company. Dr. Mohindru served as Chief Financial Officer and Chief Strategy Officer of Cara Therapeutics, Inc., a public biotechnology company, from August 2017 until December 2019. From March 2016 to July 2017, Dr. Mohindru served as the Chief Strategy Officer at Curis, Inc., a public biotechnology company. From April 2015 to February 2016, Dr. Mohindru served as Senior Vice President of Corporate Strategy and Investor Relations and from June 2013 to March 2015, Dr. Mohindru served as Vice President of Corporate Strategy and Investor Relations, each at Curis, Inc. In 2012, Dr. Mohindru co-founded ImmTox, Inc., a small private biotechnology company. From June 2011 to September 2012, Dr. Mohindru was a Senior Biotechnology Analyst at ThinkEquity, LLC, a research and investment banking firm. Previously, from June 2009 to May 2011, Dr. Mohindru was a Partner at Axon Healthcare Company, a strategic pharmaceutical and biotechnology consultancy firm that she co-founded. Dr. Mohindru was also a Managing Director at Capstone Investments in its investment banking division, a Vice President at Credit Suisse, and an Associate Research Analyst at global financial services firm, UBS. Dr. Mohindru completed her Ph.D. in Neurosciences at Northwestern University and she received both her B.S. in Human Biology and Masters in Biotechnology from the All India Institute of Medical Sciences, New Delhi, India. The Board believes that Dr. Mohindru’s years of biopharmaceutical industry leadership as well as Wall Street experience provides her with the qualifications and skills to serve as a director.

Gary W. Pace, Ph.D. - Independent Director

Dr. Pace has been a director of our company since April 2020. In addition, Dr. Pace served as a Director of Pacira Biosciences, Inc. from 2008 to 2024, and Antisense Therapeutics from 2015 to 2022, as well as a director of several private companies. Also, he previously served on the board of Simavita Ltd. from 2016 to 2021, ResMed Inc. from 1994 to 2018, Transition Therapeutics Inc. from 2002 to 2016 and QRxPharma Ltd. from 2001 to 2013. Dr. Pace is a seasoned biopharmaceutical executive with over 40 years of experience in the industry. He has co-founded several early stage life science companies, where he built products from the laboratory to commercialization. Dr. Pace has contributed to the development of the biotechnology industry through honorary university appointments and industry and government committees. In 2003, he was awarded a Centenary Medal by the Australian Government “for service to Australian society in research and development” and was recognized as the 2011 Director of the Year (corporate governance) by the San Diego Directors Forum. He is also a fellow of the Australian Academy of Technological Sciences and Engineering. Dr. Pace holds a B.Sc. (Hons I) from the University of New South Wales and a Ph.D. from the Massachusetts Institute of Technology where he was a Fulbright Fellow and General Foods Scholar. The Board believes that Dr. Pace’s years of experience providing strategic advisory services to complex organizations, including as a public company director provides him with the qualifications and skills to serve as a director.

Renee P. Tannenbaum, Pharm.D. - Independent Director

Dr. Tannenbaum has been a director of our company since June 2021. Dr. Tannenbaum currently serves as a board director and an independent consultant and strategic advisor to several biopharmaceutical, diagnostic and device companies. Prior to that, she served as Vice President of Global Partnering at Halozyme, Inc. from August 2016 to December 2021, where she was responsible for leading the team that executes business development activities and the company’s alliances through partnerships and collaborations. Dr. Tannenbaum was previously Head of Global Customer Excellence at AbbVie from October 2012 to January 2016, where she was responsible for building commercial capabilities for the organization. Previously, Dr. Tannenbaum served as President of Myrtle Potter & Company, LLC, a global life sciences consulting and advisory firm from April 2011 to October 2012 and Executive Vice President and Chief Commercial Officer at Elan Pharmaceuticals, Inc., from May 2009 to January 2011, where she was responsible for revenue generation for Elan’s marketed products, preparing for the commercialization of the company’s pipeline, including its Alzheimer’s portfolio, and strengthening the company’s overall commercial capabilities. Prior to her role at Elan, Dr. Tannenbaum was at Novartis Pharma AG for three years, where she led the Global Commercial Operations organization. Prior to that, Dr. Tannenbaum spent nine years at Bristol Myers Squibb and 16 years at Merck and Company, Inc. where she held a variety of leadership positions in operations and general management. Dr. Tannenbaum serves on the Board of Directors for ANI Pharmaceuticals, Inc., a publicly traded specialty pharmaceutical company, since March 2022. She served as a director of Zogenix, Inc. from January 2015 to March 2022. Dr. Tannenbaum served as a director to Nordic Nanovector ASA, a publicly-traded company in Norway, and Cipher Pharmaceuticals, Inc. a Canadian publicly-traded company, from April to August 2016, Sharps Compliance Inc. from November 2012 to November 2014 and Immune Pharmaceuticals, Inc., a privately-held company, from August 2011 to October 2012. Dr. Tannenbaum received her Doctor of Pharmacy degree from the Philadelphia College of Pharmacy and Sciences, her MBA from Temple University, and her Bachelor of Science degree in Pharmacy from the University of Connecticut. The Board believes that Dr. Tannenbaum’s extensive experience in the biopharmaceutical industry, including providing strong executive leadership to numerous biopharmaceutical companies provides her with the qualifications and skills to serve as a director.

Lâle White - Independent Director

Ms. White has been a director of our company since April 2020. Ms. White is the Chief Executive Officer of XIFIN, Inc., a financial cloud computing company, with over 25 years of experience in information systems development and medical billing. She lectures extensively on these topics and has consulted for major laboratories and laboratory associations throughout the U.S. Ms. White worked with HCFA and the U.S. Office of the Inspector General to develop the first OIG Model Compliance Program. She is a longstanding member of the California Clinical Lab Association, where for the last eight years she has chaired the state and federal contractor committees that work with the Medicare Administrative Contractors and the Department of Health and Human Services. Ms. White was previously Vice President of Finance of Laboratory Corporation of America, one of the largest clinical reference laboratories in the U.S., and its predecessor National Health Laboratories, where she led the software development of several accounts receivable, inventory, cost accounting and financial management systems for the laboratory industry. Ms. White previously was on the Board of bioTheranostics while it was a BioMerieux subsidiary and CombiMatrix Corporation, until its acquisition by Invitae Corporation in 2017. Ms. White has a BA in finance and an MBA from

Florida International University. The Board believes that Ms. White’s significant executive experience with the strategic, financial, and operational requirements of health care organizations, particularly in the area of billing and reimbursement provides her with the qualifications and skills to serve as a director.

DIRECTOR COMPENSATION

Under our non-employee director compensation policy, a new non-employee director receives an initial grant of options to purchase a number of shares of common stock that considers the competitive market for comparable companies. These options vest in equal annual installments over 3 years. In addition, each non-employee director receives the following annual compensation for his or her service:

		Committee membership
	Annual retainer non- employee board member	Audit	Compensation	Corporate Governance/Nominating
Chair	$105,000	$16,000	$10,000	$8,000
Member	$65,000	$8,000	$6,000	$4,000

In addition, each non-employee director receives an annual equity grant of options to purchase a number of shares of common stock that considers the market for comparable companies. As a result, the 2024 option grant for continuing directors was equal to 29,700 stock options, which vest on the one-year anniversary of the date of the grant and had an exercise price of $2.33 (subject to adjustment for recapitalizations, stock split, stock dividends and the like).

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2024, paid quarterly in arrears, for services to our company:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Dr. James O. Armitage, M.D.(2)	69,000	56,460	125,460
Dr. Rodney S. Markin, M.D., Ph.D.(3)	119,000	56,460	175,460
Mani Mohindru, Ph.D.(4)	77,000	56,460	133,460
Gary W. Pace, Ph.D.(5)	79,000	56,460	135,460
Renee P. Tannenbaum, Pharm.D.(6)	75,000	56,460	131,460
Lâle White(7)	81,000	56,460	137,460

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our non-employee directors. Instead, these amounts represent the aggregate grant date fair value of stock option awards determined in accordance with FASB ASC Topic 718. The valuation assumptions used in determining 2024 amounts are described in Note 6 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(2)
As of December 31, 2024, 146,974 stock options were outstanding, of which 117,274 were exercisable.
(3)
As of December 31, 2024, 181,523 stock options were outstanding, of which 151,823 were exercisable.
(4)
As of December 31, 2024, 128,201 stock options were outstanding, of which 98,501 were exercisable.
(5)
As of December 31, 2024, 146,974 stock options were outstanding, of which 117,274 were exercisable.
(6)
As of December 31, 2024, 128,201 stock options were outstanding, of which 98,501 were exercisable.
(7)
As of December 31, 2024, 118,116 stock options were outstanding, of which 88,416 were exercisable.

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of April 28, 2025 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage (2)
Executive officers and directors(1):
Dr. James O. Armitage	174,464	(3)	*
Mark Erlander, Ph.D.	1,563,030	(4)	2.3
Fairooz Kabbinavar, M.D., FACP	311,982	(5)	*
James Levine	762,872	(6)	1.1
Dr. Rodney S. Markin, M.D., Ph.D.	212,360	(7)	*
Mani Mohindru, Ph.D.	128,201	(8)	*
Gary W. Pace, Ph.D.	1,202,650	(9)	1.8
Renee P. Tannenbaum, Pharm.D.	148,201	(10)	*
Lâle White	231,904	(11)	*
All Officers and Directors as a Group (10 persons)	5,128,687		7.7
5% Stockholders:
BlackRock, Inc.	3,841,097	(12)	5.8
Commodore Capital LP & Commodore Capital Master LP	5,384,616	(13)	8.1

* less than 1%

(1)
The address of each person is c/o Cardiff Oncology, Inc., 11055 Flintkote Avenue, San Diego, CA 92121 unless otherwise indicated herein.
(2)
The calculation in this column is based upon 66,525,854 shares of common stock outstanding on April 28, 2025. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 28, 2025 are deemed to be beneficially owned by the person for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.
(3)
Includes 146,974 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 28, 2025. Dr. Armitage has direct ownership of 14,490 shares of Common Stock, and indirect ownership of 13,000 shares of Common Stock through the Shirley Young Revocable Trust, Shirley Young is the wife of Dr. Armitage.
(4)
Includes 1,538,549 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 28, 2025.
(5)
Includes 311,982 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 28, 2025.
(6)
Includes 695,156 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 28, 2025. Mr. Levine has direct ownership of 60,000 shares of common stock, and indirect ownership of 7,716 shares of Common Stock owned by his wife.
(7)
Includes 181,300 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 28, 2025. Dr. Markin has direct ownership of 7,181 shares of common stock, and indirect ownership of 23,879 shares of Common Stock through Prairie Ventures LLC.
(8)
Includes 128,201 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 28, 2025.
(9)
Includes 146,974 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 28, 2025.
(10)
Includes 128,201 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 28, 2025.
(11)
Includes 118,116 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days after April 28, 2025.
(12)
Based on a Schedule 13G filed with the SEC on April 23, 2025, reporting beneficial ownership as of March 31, 2025. BlackRock, Inc. has sole voting over 3,801,271 shares and sole dispositive power over 3,841,097 shares. The address for BlackRock Inc, is: 50 Hudson Yards New York, NY 10001.
(13)
Based on a Schedule 13G filed with the SEC on December 17, 2024, reporting beneficial ownership as of December 17, 2024. Commodore Capital LP & Commodore Capital Master LP have shared voting and dispositive power over all 5,384,616 shares. The address for the Firm and Commodore Master is: 444 Madison Avenue, Floor 35, New York, New York 10022.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING

DECEMBER 31, 2025

The Board has appointed BDO USA, P.C. (“BDO”) to serve as our independent registered public accounting firm for the year ending December 31, 2025. BDO has acted as our principal accountant since April 5, 2007 and served as our independent registered public accounting firm for the fiscal year ended December 31, 2024.

A representative of BDO is expected to be present via telephone conference at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with Cardiff Oncology. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of Cardiff Oncology's accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2024 be included in our Annual Report on Form 10-K for the year ended December 31, 2024, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

The aggregate fees billed to us by BDO, our independent registered public accounting firm, for the indicated services for each of the last two fiscal years were as follows:

	2024	2023
Audit fees (1)	$492,999	$468,144
Tax fees (2)	—	34,550
	$492,999	$502,694

(1)
Audit fees consist of fees for professional services performed by BDO for the audit and review of our financial statements, and the preparation and filing of our registration statements, including issuance of comfort letters.
(2)
Tax fees consist of fees for professional services performed by BDO with respect to tax compliance.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firm.

Vote Required

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain BDO.

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO USA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on our website at http://cardiffoncology.com/ under “Corporate Governance.”

We have reviewed and discussed with management and the Company’s auditors, the Company’s audited financial statements as of and for the fiscal year ended December 31, 2024.

We have discussed with BDO USA, P.C., the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).

We have received the written disclosures and the letter from BDO USA, P.C. required by applicable requirements of the PCAOB regarding BDO USA, P.C.’s communications with the Audit Committee concerning independence, and have discussed with BDO USA, P.C., their independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Lâle White, Chair
Dr. Rodney S. Markin
Dr. Mani Mohindru

PROPOSAL 3

APPROVAL OF AN INCREASE TO THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER THE CARDIFF ONCOLOGY 2021 OMNIBUS EQUITY PLAN

On April 23, 2021, the Company’s Board of Directors adopted the Cardiff Oncology, Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), an omnibus equity incentive plan pursuant to which the Company may grant equity and cash and equity-linked awards to certain management, directors, consultants and others. The stockholders approved the adoption of the 2021 Plan on June 10, 2021. At the June 9, 2022 Annual Meeting of Stockholders, the stockholders approved the increase of authorized shares in the 2021 plan to 5,150,000. At the June 20, 2024 Annual Meeting of Stockholders, the stockholders approved the increase of authorized shares in the 2021 plan to 8,150,000.

On March 13, 2025, the Board approved an amendment to the 2021 Plan, subject to approval by our stockholders. The Board amended the 2021 Plan to provide for, and submits to our stockholders for approval, an increase in the number of shares of common stock that may be issued under the 2021 Plan by 4,000,000 shares. The additional shares will increase the total shares of common stock reserved for issuance under the 2021 Plan to an aggregate of 12,150,000 shares.

As of April 28, 2025, excluding the requested share increase, there were 668,803 shares of common stock available for issuance under the 2021 Plan.

Reasons for the Proposed Amendment

As described above, we are seeking stockholder approval of an amendment to increase the number of shares issuable pursuant to the 2021 Plan by 4,000,000 shares. In determining the amount of the increase contemplated by the proposed amendment to the 2021 Plan, the Board has taken into consideration the fact that, excluding the requested share increase, as of April 28, 2025, there were approximately 66,525,854 and 80,861,594 shares of our common stock outstanding on a basic and fully-diluted basis, respectively, and the Board believes that this fully-diluted number, rather than the number of outstanding shares of the Company, is the relevant number in determining the appropriate number of shares available under the 2021 Plan. Assuming the approval of this increase, the total number of shares of our common stock available for issuance under the 2021 Plan will be 12,150,000, which represents approximately 23.3% and 19.2% of our common stock as calculated on a basic and fully-diluted basis, respectively.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees, non-employee directors and certain consultants in a highly competitive market for employee talent. Upon stockholder approval of the amendment, additional shares of common stock will be reserved for issuance under the 2021 Plan, which will enable us to continue to grant equity awards to our officers, employees, consultants and non-employee directors at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving its business objectives and thereby creating greater value for all our stockholders. Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on our long-term growth. We are currently issuing new-hire grants and annual grants to all employees.

Approval of the amendment to the 2021 Plan will permit us to continue to use stock-based compensation to align stockholder and employee interests and to motivate employees and others providing services to us or any subsidiary. Equity awards are an essential compensation component to attract and retain top talent. If the amendment is not approved, we might need to use cash to incentivize employees or might not be able to execute on our corporate strategy and retain personnel which could impact the value of the company.

The terms of the 2021 Plan are summarized below.

We Manage Our Equity Incentive Award Use Carefully and Dilution Is Reasonable

The Compensation Committee carefully monitors our total dilution and equity expense to ensure that we maximize stockholder value by granting only the appropriate number of equity awards necessary to attract, retain and motivate employees.

•
As of the record date, 668,803 shares remained available for future equity grants under the 2021 Plan. Based on our historical equity usage and our internal growth plans, this represents less than one year of available shares. Accordingly, the proposed 4,000,000 increase of shares to be reserved for issuance under the 2021 Plan to 12,150,000 would be sufficient for grants of awards for approximately one to two years, assuming we continue to grant awards consistent with our historical usage and current practices, as reflected in our recent historical burn rate discussed below, and noting that future circumstances may require us to change our current equity grant practices. If the adoption of the amendment to increase the number of shares reserved for issuance under the 2021 Plan is approved, the share reserve under the 2021 Plan could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.

The following table shows certain key equity metrics over the past three fiscal years:

Key Equity Metrics	2024	2023	2022
Equity burn rate(1)	4.0%	4.8%	4.0%
Equity overhang(2)	17.3%	19.4%	18.3%

(1)
Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the weighted-average number of shares outstanding during the period.
(2)
Equity overhang is calculated by dividing the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants, by the number of common shares outstanding at the end of the fiscal year.
•
If the adoption of the amendment to increase the number of shares reserved for issuance under the 2021 Plan is approved, the issuance of the shares to be reserved under the 2021 Plan would dilute existing stockholders by an additional 4.9% on a fully diluted basis, based on the number of shares of our common stock outstanding as of April 28, 2025.
•
As described in the table above, the total aggregate equity value of the shares being requested for the increase in authorized shares under the 2021 Plan, based on the closing price of our common stock on April 28, 2025, is $11,80,000.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the proposed adoption of the increase in the number of shares authorized for issuance under the 2021 Plan is reasonable and appropriate at this time.

Highlights of Key Corporate Governance Practices and Provisions under the 2021 Plan

No repricing without stockholder approval. Neither the Board nor the Committee shall have the authority to reprice any Award without first obtaining the approval of the Company's stockholders.

No evergreen. The 2021 Plan does not have any evergreen provisions.

No tax gross-ups. The 2021 Plan does not allow for any tax gross-ups.

No dividends. A participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the shares subject to an option.

No reload options. The 2021 Plan does not allow for a participant to receive reload options.

No liberal share recycling. The 2021 Plan does not provide for liberal share recycling.

Awards require a minimum vesting period. The 2021 Plan requires a minimum vesting period of one year, except that up to five percent of shares available for grant under the 2021 Plan may be granted without regard to this requirement.

Clawback. All awards under the 2021 Plan are subject to recoupment or clawback under certain circumstances.

Director Compensation Limits. The combined compensation limit for any single director for cash fees paid plus the Fair Market Value of equity-based Awards at the grant date shall not exceed $500,000 during any calendar year. This limit is increased to $750,000 in the calendar year of the directors initial service as a non-employee director.

Description of Our 2021 Omnibus Equity Incentive Plan

Set forth below is a summary of the 2021 Plan, but this summary is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is included as Appendix A to this proxy statement.

Shares Available

The maximum number of shares of common stock reserved and available for issuance under the 2021 Plan will be equal to the sum of (i) 12,150,000 shares of common stock; (ii) the number of shares of common stock reserved, but unissued under the 2014 Plan, and (iii) the number of shares of common stock underlying forfeited awards under the 2014 Plan; provided that shares of common stock issued under the 2021 Plan with respect to an Exempt Award will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merge, or (ii) an award that a participant purchases at fair market value.

Administration

The 2021 Plan is administered by the Board or by one or more committees of directors appointed by the Board (the “Administrator”). The Board may delegate different levels of authority to different committees with administrative and grant authority under the 2021 Plan. Any committee delegated administrative authority under the 2021 Plan may further delegate its authority under the Plan to another committee of directors, and any such delegate shall be deemed to be an Administrator of the 2021 Plan. The Administrator comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Company, its powers under this Plan (a) to designate Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. It is anticipated that the Administrator (either generally or with respect to specific transactions) will be constituted so as to comply, as necessary or desirable, with the requirements of Rule 16b-3 promulgated under the Exchange Act.

Eligibility

Awards may be granted pursuant to the 2021 Plan only to persons who are eligible persons. Under the 2021 Plan, “Eligible Person” means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) a consultant who renders bona fide services to the Company or one of its subsidiaries; provided, however, that Incentive Stock Options (“ISOs”) may be granted only to employees.

Awards

The 2021 Plan permits the grant of: (a) stock options, which may be intended as ISOs or as nonqualified stock options (options not meeting the requirements to qualify as ISOs); (b) stock appreciation rights (“SARs”); (c) restricted stock; (d) restricted stock units; (e) cash incentive awards; or (f) other awards, including: (i) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the common stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (ii) any similar securities with a value derived from the value of or related to the common stock and/or returns thereon.

Consideration for Awards

The purchase price for any award granted under the 2021 Plan or the common stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•
services rendered by the recipient of such award;
•
cash, check payable to the order of the Company, or electronic funds transfer;
•
notice and third party payment in such manner as may be authorized by the Administrator;
•
the delivery of previously owned and fully vested shares of common stock;
•
by a reduction in the number of shares otherwise deliverable pursuant to the award; or
•
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2021 Plan transactions is based upon federal income tax laws in effect as of April 28, 2025. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2021 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of Internal Revenue Code of 1986, as amended (the “Code”), thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an ISO under the 2021 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards. Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when common stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. Prior to the Tax Cuts and Jobs Act of 2017 (the “TCJA”), covered employees generally consisted of our Chief Executive Officer and each of the next three highest compensated officers serving at the end of the taxable year other than our Chief Financial Officer, and compensation that qualified as “performance-based” under Section 162(m) was exempt from this $1 million deduction limitation. As part of the TCJA, the ability to rely on this exemption was, with certain limited exceptions, eliminated; in addition, the definition of covered employees was expanded to generally include all named executive officers. Certain awards under the 2014 Plan granted prior to November 2, 2017 may be grandfathered from the changes made by the TCJA under certain limited transition relief, however, for grants after that date and any grants which are not grandfathered, we will no longer be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee.

New Plan Benefits

All awards under the 2021 Plan are made at the discretion of the Administrator. Therefore, the benefits and amounts that will be received or allocated under the 2021 Plan to the named executive officers, the executive officers as a group, and all employees who are not executive offices as a group are not determinable at this time.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes information about our equity compensation plans as of December 31, 2024:

	Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Options Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Stockholders	6,954,517	$3.74	3,159,005
Equity Compensation Plans Not Approved by Stockholders(1)	1,380,248	4.59	—
Total	8,334,765		3,159,005

(1)
These options were granted in accordance with Nasdaq Listing Rule 5635(c)(4).

The following table summarizes information about our equity compensation plans as of March 31, 2025:

	Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Options Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Stockholders	9,442,824	$3.68	668,803
Equity Compensation Plans Not Approved by Stockholders(1)	1,380,248	4.59	—
Total(2)	10,823,072		668,803

(1)
These options were granted in accordance with Nasdaq Listing Rule 5635(c)(4).
(2)
The weighted-average remaining contractual term of our outstanding equity compensation plans was approximately 7.8 years.

As of March 31, 2025, the number of shares of common stock outstanding was 66,525,854. Equity overhang was 17.3% as of March 31, 2025.

Vote Required

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment to the 2021 Plan.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2021 PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE FROM 8,150,000 TO 12,150,000 SHARES.

PROPOSAL 4

APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. In accordance with these requirements, at our 2023 Annual Meeting of Stockholders, a majority of our stockholders voted in favor of holding an advisory vote to approve executive compensation every year. At that time, our Board of Directors considered the voting results on that proposal and determined to hold future advisory votes on the compensation of our named executive officers every year. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our Board of Directors.

The Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with stockholders' interests and current market practices. Our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create stockholder value. Our executive officers are compensated for the achievement of annual goals established by our Compensation Committee in our performance-based annual cash incentive program and through stock option grants that are at risk of having no value unless our stock price appreciates. The Executive Compensation section of this proxy statement provides additional details about our 2024 executive compensation program, including information about the 2024 compensation of our named executive officers.

The Compensation Committee and the Board of Directors believe that our executive compensation program fulfills the above-described goals and is reasonable, competitive, and aligned with our performance and the performance of our executives.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Although the vote is non-binding, our Compensation Committee and Board of Directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions.

Accordingly, we ask that our stockholders vote “FOR” the following resolution:

“RESOLVED, that Cardiff Oncology, Inc.’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Cardiff Oncology, Inc.’s Proxy Statement for the 2025 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the SEC, including the Executive Compensation, the Summary Compensation Table and the other related tables and disclosure.”

Vote Required

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the advisory vote regarding the compensation of the named executive officers.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

EXECUTIVE OFFICERS

Our executive officers and their ages as of April 28, 2025 as well as their positions are provided in the table below.

Name	Age	Position
Mark Erlander, Ph.D.	65	Chief Executive Officer
Fairooz Kabbinavar, MD, FACP	68	Chief Medical Officer
James Levine	54	Chief Financial Officer
Tod Smeal, Ph.D.	60	Chief Scientific Officer

The following is a brief biography of each of our current executive officers:

Mark Erlander, Ph.D. - Chief Executive Officer

Dr. Erlander has served as our Chief Executive Officer since May 2020, a director since June 2020, and formerly as the Chief Scientific Officer from March 2013 to May 2020. Dr. Erlander has more than 18 years of experience directing and leading research and development for gene discovery, with a strong focus on molecular diagnostics. Previously, he was Chief Scientific Officer at bioTheranostics, a subsidiary of bioMérieux, a molecular diagnostic testing company focused on clinical applications in oncology, where he served from 2008 to 2013. Dr. Erlander entered therapeutics as a Group Leader and subsequently Research Fellow in drug discovery at Johnson & Johnson. He was also a Postdoctoral Fellow and then Assistant Professor at Scripps Research Institute in the Department of Molecular Biology. Dr. Erlander has 56 issued patents and has co-authored more than 100 scientific publications. Dr. Erlander holds a B.S. in Biochemistry from the University of California, Davis, an M.S. degree in Biochemistry from Iowa State University, and a Ph.D. in Neuroscience from the University of California, Los Angeles. The Board believes that Dr. Erlander’s research and clinical experience qualifies him to serve as a director of our company.

Fairooz Kabbinavar, MD, FACP - Chief Medical Officer

Dr. Kabbinavar has served as our Chief Medical Officer since 2023. Following a 25-year academic career at UCLA as a medical oncologist, Dr. Kabbinavar joined Genentech Inc. in November 2016 as a Principal Medical Director in the atezolizumab (TECENTRIQ®) immuno-oncology program in the lung cancer team. He was the medical lead for the small cell lung cancer (SCLC) registrational study & head & neck cancer programs at Roche/Genentech. Subsequently he led the clinical development programs as a Senior VP at Tocagen, Inc., PUMA Biotechnology and more recently as Global Head of R&D at HUYABIO International.

Dr. Kabbinavar’s research interests are in novel therapeutics. He served as the lead investigator for two practice- changing trials of bevacizumab (Avastin®) combinations leading to the approval of bevacizumab in metastatic colorectal cancer (mCRC), and he led the clinical development of atezolizumab (TECENTRIQ®) in extensive stage-SCLC.

Dr. Kabbinavar is a Harvard and UCLA trained academic oncologist. He was awarded his B.Sc., M.B.B.S. and M.D. degrees from Nagpur University in India. In UCLA’s Division of Hematology/Oncology, he completed his postdoctoral research fellowship and a clinical Hematology-Oncology fellowship, with his internship and residency at Harvard University’s Beth Israel Deaconess Medical Center in Boston. Dr. Kabbinavar joined the David Geffen School of Medicine at UCLA in 1994 as Clinical Instructor and became Assistant Professor in 1997, Associate

Professor in 2003, and Professor of Medicine in 2008, the year in which he was also appointed as the holder of the distinguished Henry Alvin and Carrie L. Meinhardt Endowed Chair in Oncology. His other professional titles while at UCLA include Medical Director of the Institute of Urologic Oncology, Director Medical Oncology Programs in Genitourinary and Lung & Head & Neck Cancers, Chairman Medical IRB, Director of the Hematology/Oncology Fellowship Program Division of Hematology/Oncology, David Geffen School of Medicine.

Dr. Kabbinavar is a licensed physician in California and Massachusetts and is board-certified by the American Board of Internal Medicine and in Medical Oncology. Dr. Kabbinavar has participated in over 100 clinical trials either as a principal investigator or a sub-investigator and has published over 100 peer-reviewed research papers and authored more than 150 abstracts. Dr. Kabbinavar is responsible for two book chapters and his work has been published in NEJM (senior author), JCO (lead author), Clinical Cancer Research, and EJC.

James Levine - Chief Financial Officer

Mr. Levine has served as Chief Financial Officer since 2021. From 2018 to 2021, Mr. Levine served as CFO of Cidara Therapeutics, where he led the financial aspects of important pre-clinical and clinical collaborations with Janssen Pharmaceuticals (part of Johnson & Johnson) and Mundipharma with a combined value of over $1.3 billion. From 2014 to 2014, Mr. Levine was the president and chief executive officer of Sapphire Energy Inc., a private industrial biotechnology company that was sold to two private investor groups. He also previously served in the same roles at Verenium Corp., where he negotiated six product commercialization partnerships and asset sales, before selling the company to BASF. He also previously was a managing director in the investment banking division of Goldman Sachs & Co., serving in its healthcare and energy groups.

Mr. Levine earned an MBA in finance from the Wharton School of the University of Pennsylvania and a BA in economics from Brandeis University.

Tod Smeal - Chief Scientific Officer

Dr. Smeal has served as Chief Scientific Officer since January 2022. Previously he was CSO at Hexagon Bio (2020-2021), CSO of Cancer Biology at Eli Lilly and Company (2015-2020), Director at the Oncology Research Unit of Pfizer (2003-2015), and Senior Group Leader at the SUGEN site of Pharmacia and Upjohn and SUGEN (1998-2003). When Pfizer closed the SUGEN site in 2003, Dr. Smeal continued his oncology research efforts on targeted therapies and their resistance mechanisms with Pfizer at their San Diego oncology research site. Subsequently in 2015, Dr. Smeal joined Eli Lilly where he led their oncology research efforts at Lilly Research Labs in Indianapolis. During his over 20 years in industry working on targeted therapies, Dr. Smeal has played key leadership roles in delivering about 20 FHD/NMEs and several FDA approved or soon to be approved drugs (e.g., Lorbrena, Xalkori, Vizimpro and Nirogacestat). Dr. Smeal’s work in developing cancer therapies has been focused on intracellular signaling, kinases, drug pharmacology, and targeted therapies and their resistance mechanisms. He has over 45 publications which includes high impact publications in Cell, Nature, New England Journal of Medicine, Cancer Cell and Cancer Discovery.

From 1994 to 1998, Dr. Smeal was a post-doctoral fellow of the American Cancer Society and a senior post-doctoral fellow of the MIT-Merck fellowship program. Dr. Smeal holds a B.S. in Biology from the Massachusetts Institute of Technology and a Ph.D. in Biology from the University of California, San Diego.

EXECUTIVE COMPENSATION

Summary of Compensation Practices

This summary of compensation practices explains the strategy, design, and decision-making related to our compensation programs and practices for our Principal Executive Officer ("PEO") and our other named executive officers ("NEOs"). This section is intended to provide perspective on the information contained in the tables that follow this discussion.

For fiscal 2024, our Principal Executive Officer and our other named executive officers were:

Name	Position
Mark Erlander, Ph.D.	Chief Executive Officer, PEO
Fairooz Kabbinavar, MD, FACP	Chief Medical Officer, non PEO NEO
James Levine	Chief Financial Officer, non PEO NEO

Executive Summary

We are a clinical-stage biotechnology company leveraging PLK1 inhibition, a well-validated oncology drug target, to develop novel therapies across a range of cancers with the greatest unmet medical need. Our goal is to target tumor vulnerabilities with treatment combinations of onvansertib, our oral and highly selective PLK1 inhibitor, and standard-of-care ("SoC") therapeutics. We are focusing our clinical program in indications such as RAS-mutated metastatic colorectal cancer ("mCRC"), as well as in investigator-initiated ongoing or planned trials in metastatic pancreatic ductal adenocarcinoma ("mPDAC"), small cell lung cancer ("SCLC"), and triple negative breast cancer ("TNBC"). Our clinical development programs incorporate tumor genomics and biomarker assays to refine assessment of patient response to treatment.

Fiscal year 2024 Highlights

In Q1 2024, we announced the first patient was dosed on the CRDF-004 randomized trial for patients with RAS-mutated mCRC, and in Q4 2024 we announced positive initial data from the CRDF-004 trial.

In Q4 2024 we raised $40 million in an underwritten registered direct offering which extended our cash runway.

In Q4 2024 we announced that the United States Patent and Trademark Office (USPTO) issued patient No. 12,144,813 which has an expected expiration date of no earlier than 2043. The patent claims cover the method of using onvansertib in combination with bevacizumab (“bev”) for the treatment of KRAS-mutated mCRC patients who have not previously been treated with bev (“bev naïve”).

In Q4 2024, we announced the publication of data from our Phase 2 trial evaluating onvansertib in combination with FOLFIRI and bevacizumab for the second-line treatment of KRAS mutant metastatic colorectal cancer in the peer-reviewed Journal of Clinical Oncology, the flagship publication of the American Society of Clinical Oncology (ASCO).

In addition, during 2024 we presented novel preclinical data at the annual meeting of the American Association for Cancer Research (AACR) in Q2 and at the San Antonio Breast Cancer Symposium in Q4.

Compensation Objectives and Philosophy

As a pre-revenue, oncology-focused biotechnology company based in San Diego, we compete with many other biotech companies in seeking to attract and retain a skilled work force. To meet this challenge, we have developed an approach to employee compensation that enables our Board of Directors and management to implement compensation programs aligned with our strategic and financial objectives, manage these programs to align employee compensation with the stockholder experience while incentivizing long-term value creation, and effectively communicate the goals of these programs to our employees and stockholders.

Our compensation philosophy is to offer our employees compensation and benefits that are competitive and that meet our goals of attracting, retaining and motivating highly skilled employees so that we can achieve our financial and strategic objectives.

Utilizing this philosophy, our compensation programs are designed to:

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be “market-based” and reflect the competitive environment for personnel;
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stress our “pay for performance” approach to setting compensation levels;
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share risks and rewards with employees at all levels;
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be affordable, within the context of our operating expense model;
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evaluate share usage and burn rate when assessing equity opportunities;
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align the interests of our employees with those of our stockholders;
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reflect our values; and
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be fairly and equitably administered.

In addition, as we administer our compensation programs, we plan to:

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evolve and modify our programs to reflect the competitive environment and our changing business needs;
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focus on simplicity, flexibility and choice wherever possible;
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openly communicate the details of our programs with our employees and managers to ensure that our programs and their goals are understood;
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provide our managers and employees with the tools they need to administer our compensation programs; and
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update our stockholders on a regular basis about any changes to our compensation philosophy, approach, and the compensation decisions we make each year.

Chief Executive Officer’s Compensation

In 2024, 75% of our Chief Executive Officer’s target compensation was performance based, which is aligned with the Company's pay for performance philosophy:

Stockholder Engagement and Use of Stockholder Feedback

We regularly engage with our stockholders through open dialogue and direct individual communication on topics related to our business, strategic vision, financial performance, executive compensation and matters related to the long-term sustainability of our business such as workforce and culture, corporate governance, and responsible resource management. Stockholder feedback is important, and the information we glean from these engagements is highly valued. As stewards of good corporate governance, our Compensation Committee evaluates the design of our executive compensation program based on market conditions, stockholder views and other governance considerations.

Role of the Compensation Committee

The duties and responsibilities of the Compensation Committee are described in the section “Committee of our Board of Directors” on page 12 of this Proxy Statement and detailed in the charter of the Compensation Committee. The full text of the Committee Charter is available on our website at http://investors.cardiffoncology.com/.

Role of Independent Compensation Consultant

The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. For fiscal 2024, the Compensation Committee engaged Aon as its independent executive and Board compensation consultant. Aon reports directly to the Compensation Committee and does not report to management. Aon is independent from Cardiff Oncology and its Board of Directors. Aon has not provided any services to us other than to the Compensation Committee, and receives compensation from us only for services provided to the Compensation Committee. The Compensation Committee assessed the independence of Aon pursuant to SEC and Nasdaq rules and concluded that the work of Aon has not raised any conflict of interest.

Aon reviews and advises on all principal aspects of the executive and Board compensation program. Its main responsibilities are to:

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advise on alignment of pay and performance;
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review and advise on executive total compensation, including base salaries, short- and long-term incentives, associated performance goals and retention;
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advise on trends in executive compensation;
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advise on Board and Board committee compensation;
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provide recommendations regarding the composition of our peer group;
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analyze peer group proxy statements, compensation survey data, and other publicly available data (and apply its experience with other companies to this analysis); and
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perform any special projects requested by the Compensation Committee.

Aon has attended the Compensation Committee's meetings, including executive sessions at which management is not present. Aon communicates regularly with the Compensation Committee's Chair outside of Compensation Committee meetings, and also meets with management to gather information and review proposals. Aon is expected to remain the Compensation Committee's independent consultant until determined otherwise by the Compensation Committee or Aon.

Roles of Management in Determining Executive Compensation

The Compensation Committee periodically meets with our Chief Executive Officer and/or other executive officers and Aon to obtain recommendations with respect to compensation programs for executives and other employees. On an annual basis, Aon provides the company with compensation data based on our selected peer group. Our Chief Executive Officer then makes recommendations to the Compensation Committee on the base salaries, target cash bonuses and performance measures, and equity compensation for our named executive officers and other members of the executive team. The Compensation Committee considers, but is not bound to accept, management’s recommendations with respect to executive compensation. Our Chief Executive Officer and certain other executives attend most of the Compensation Committee’s meetings, but the Compensation Committee also holds private sessions outside the presence of members of management and non-independent directors. The Compensation Committee discusses our Chief Executive Officer’s compensation package with him but makes decisions with respect to his compensation without him present. The Compensation Committee has delegated to management the authority to make certain decisions regarding compensation for employees other than named executive officers and other executives.

The Compensation Committee has not delegated any of its authority with respect to the compensation of the named executive officers and other executives.

Pay Positioning and Compensation Peers

In setting compensation, the Compensation Committee compares base salaries, annual incentive opportunities and long-term incentive compensation for each of our executive officers to those of a peer group of similarly sized companies. A key objective of our executive compensation program is to ensure that the overall compensation packages we offer our executives are competitive with the packages offered by companies with which we compete for executive talent. The Compensation Committee consults with Aon to develop a peer group of companies to serve as the basis for comparing our executive compensation program to the market. The Compensation Committee and Chief Executive Officer also solicit information from Aon to evaluate compensation for non-executive employees to ensure compensation levels across the entire company are consistent and competitive.

Competitive market data is only one of several resources made available to the Compensation Committee to assist in setting executive compensation. When setting fiscal 2024 executive compensation, our Compensation Committee considered the peer group compensation data, employee skills and experience, individual performance, scope of responsibilities, and other factors. The Compensation Committee does not use a formula to determine compensation.

In September 2023, the Compensation Committee evaluated the peer group in advance of evaluating and establishing 2024 compensation levels. In developing our 2024 peer group, the Compensation Committee considered the following key qualitative and quantitative considerations:

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Sector & Stage— focus on US-based, public oncology companies in Phase I, Phase II and Phase III of clinical trials;
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Market Capitalization—between approximately $25 and $300 million (as of the date the peer group was determined and based on our market capitalization of $82 million at the time the analysis was conducted);
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Headcount—generally under 100 employees; and
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Geography – companies headquartered in San Diego and other biotech hubs such as SF/Bay Area and Boston/Cambridge area.

2024 Peer Group

The companies in our peer group analysis in 2024 included the following:

Actinium Pharmaceuticals, Inc.	Corvus Pharmaceuticals, Inc.	Harpoon Therapeutics, Inc.	Olema Pharmaceuticals, Inc.
ALX Oncology Holdings, Inc.	Curis, Inc.	Kezar Life Sciences, Inc.	Oncternal Therapeutics, Inc.
BioAtla, Inc.	Cyteir Therapeutics, Inc.	Kronos Bio, Inc.	Rain Oncology, Inc.
Bolt Biotherapeutics, Inc.	Elevation Oncology, Inc.	MEI Pharma, Inc.	Viracta Therapeutics, Inc.
Candel Therapeutics, Inc.	Genprex, Inc.	Mustang Bio, Inc.	Werewolf Therapeutics, Inc.

Effective for 2024, the Compensation Committee approved the following changes to the peer group:

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removed Aldeyra Therapeutics, Inc., Ampio Pharmaceuticals, Inc., Calithera Biosciences, Inc., CymaBay Therapeutics, Inc., Frequency Therapeutics, Inc., Infinity Pharmaceuticals, Inc., Surface Oncology, Inc., TCR2 Therapeutics, Inc., TRACON Pharmaceuticals, Inc., Viking Therapeutics, Inc. and XOMA Corporation due to misalignment with the peer selection criteria or due to acquisition; and

•
added ALX Oncology Holdings, Inc., Bolt Biotherapeutics, Inc., Candel Therapeutics, Inc., Corvus Pharmaceuticals, Inc., Cyteir Therapeutics, Inc., Elevation Oncology, Inc., Kronos Bio, Inc., Rain Oncology, Inc., Viracta Therapeutics, Inc. and Werewolf Therapeutics, Inc.

Elements of Compensation

The Company’s executive compensation program consists of three primary elements: base salaries, annual cash incentives and long-term equity awards.

Element of Pay	Structure	Highlights
Base Salary
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Set to be competitive within our industry and is important in attracting and retaining talented executives.
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Fixed pay set with consideration for responsibilities, market data, individual experience and contribution.
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Reviewed annually and adjusted when appropriate, based on scope of responsibility, performance, experience, and competitive market for executive talent.
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We generally consider the 50th percentile as a market reference point for base salary within our peer group, and allow for adjustments based on factors specific to the individual executive

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Fiscal year 2024 salaries were selectively increased to strengthen alignment with peer group market practices, to recognize performance and contribution to our overall business success, and to better align salaries with overall leadership responsibilities.

Annual Cash Incentive Bonuses
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Our annual cash incentive award plan is intended to motivate and reward our executives for the achievement of certain annual strategic and business goals for the Company.
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Variable compensation paid in cash creates “pay for performance” culture.
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Performance metrics evaluated annually for alignment with strategy.
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We generally consider the 50th to 75th percentiles for annual cash incentive bonus target levels within our peer group, and allow for adjustments based on factors specific to the individual executive

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In 2024, corporate performance goals were based on demonstrating the value of our lead onvansertib clinical program in RAS-mutated mCRC including trial enrollment and initial data release. Additional corporate performance goals focused on optimizing onvansertib chemistry, manufacturing and controls (CMC) as well as clinical pharmacology activities and extending cash runway. See the section entitled "Annual Performance Cash Bonuses" for detail on metric weightings and performance.

Element of Pay	Structure	Highlights
Long-Term Equity Incentives
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Long-term equity incentives are awarded to encourage executives and other employees to focus on long-term company performance, to promote retention, and to reward outstanding company and individual performance.
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Stock options align Management's interest with long-term stockholder value creation because value is only created if our stock price increases.
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We generally target the 60th percentile for long term equity incentives within our peer group, and allow for adjustments based on factors specific to the individual executive. In evaluating the appropriateness of equity grants, we also consider the impact on annual equity usage, equity overhang, and the available share pool.

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In 2024 our Compensation Committee approved stock option grants to our executive officers. The options vest over a 4 year period. 25% vest on the one-year anniversary of the grant date and the remainder vest over 36 equal monthly installments. The Committee believes that options represent an efficient method of linking executive and stockholder experiences while promoting long term growth in stockholder value.

Base Salary

Annual base salaries compensate our executive officers for fulfilling the requirements of their respective positions and provide them with a level of cash income predictability and stability with respect to a portion of their total compensation. We believe that the level of an executive officer’s base salary should reflect the executive’s performance, experience and breadth of responsibilities, our understanding of salaries for similar positions within our industry and peer group and any other factors relevant to that particular position.

Base salaries are typically negotiated at the outset of an executive’s employment. Salary levels are considered annually as part of our performance review process, but also in cases including promotion or other changes in the job responsibilities of an executive officer. For named executive officers, initial base salaries generally are established in connection with negotiation of an offer of employment and an employment agreement. Following initial setting of base salaries, they are typically reevaluated in connection with promotion or increased responsibilities, employee’s merit and Company-wide general increases.

Named Executive Officers Change in Base Salary

Name and Position	2024 Salary ($)	2023 Salary ($)	Change from 2023 (%)
Mark Erlander, CEO	610,584	592,800	3%
Fairooz Kabbinavar, CMO	494,400	480,000	3%
James Levine, CFO	471,194	457,470	3%

Annual Performance Cash Bonuses

We design our annual cash incentive programs to be competitive in relation to the market. We monitor the market and adjust our cash incentive programs as needed. Our cash incentive programs are designed to motivate employees to achieve overall company goals and individual goals. Our programs are designed to avoid entitlements, to align actual payouts with the actual results achieved and to be easy to understand and administer.

Each year, the Compensation Committee recommends, and the Board approves and establishes, the target cash incentive opportunity for each executive officer assuming full achievement of certain significant corporate goals and individual goals that are also reviewed and approved by the Board. The following table shows the target cash bonus incentive for each of our current named executive officers for fiscal 2024, each expressed as a percentage of annual base salary, performance as a percent of target, and the actual dollar amount awarded, based on the Compensation Committee's assessment of corporate and individual goals:

Name and Position	Year	Target Bonus (% of Salary)	Cash Incentive % of Target Earned	Cash Incentive Bonus Actually Earned ($)
Mark Erlander, CEO	2024	55%	95%	$319,030
Fairooz Kabbinavar, CMO	2024	45%	84%	$186,883
James Levine, CFO	2024	45%	96%	$203,556

The 2024 annual performance cash bonus was approved by the Compensation Committee based on our achievement of a set of measurable, detailed goals. Below, we present an abbreviated list of the 2024 corporate goals to align with our current public disclosure, as well as the Compensation Committee’s assessment of our goal attainment:

Ongoing and planned clinical development of onvansertib

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Core goals: (1) Enroll a sufficient number of patients to provide a meaningful initial update on the CRDF-004 clinical trial to investors, (2) complete the clinical pharmacology and preclinical programs necessary to support our future discussions with the FDA to confirm the optimal dose of onvansertib and other elements of the CRDF-005 registrational trial, (3) complete the necessary chemistry, manufacturing and controls (CMC) activities and (4) gain FDA agreement on a CRDF-005 registrational trial design. (weighted at 65%)
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Stretch goals: (1) Obtain rapid agreement with the FDA on the parameters for registrational-supportive clinical activities, and (2) perform full suite of preclinical activities to validate new indications for onvansertib. (weighted at 30%)
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Committee assessment: The Compensation Committee’s assessment of goal achievement was based on trial progress, FDA interactions and results, and progress in the CMC program. (Payout earned based on achievement: 50% of total target opportunity)

Lifecycle management activities:

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Core goals: (1) Obtain agreement with FDA on lifecycle management plans and (2) initiate clinical program to support lifecycle management plans. (weighted at 10%)
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Committee assessment: The Compensation Committee’s assessment of goal achievement was based on progress made in the lifecycle management programs. (Payout earned based on achievement: 10% of total target opportunity)

Corporate activities:

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Core goals: (1) Conduct the investor-focused and partner-focused activities to maximize shareholder value and (2) maintain a targeted cash runway to enable clinical programs. (weighted at 25%)
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Stretch goal: Achieve total shareholder return in excess of the 60th percentile of our 2024 peer group (10%)
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Committee assessment: The Compensation Committee's assessment of the goal achievement was based on defined parameters to measure investor and partner interactions, strength of the balance sheet as well as measuring total shareholder return over the year. (Payout earned based on achievement: 35% of total target opportunity)

Based on the above assessment, the Compensation Committee determined that we achieved 95% of our corporate goals for 2024. The actual bonus payout for executives was calculated based on the achievement of corporate goals as well as individual goals.

Long-term Equity Incentive Awards

We grant stock options, pursuant to the 2021 Omnibus Equity Incentive Plan ("2021 Plan") to our employees within a competitive range of the market to complement cash salaries and cash incentives, incentivize all employees to achieve our corporate and strategic goals, and align executive compensation with the long-term interests of our stockholders. We historically provided stock option grants to our named executive officers upon their initial hiring, as negotiated in their employment agreements or offer letters, and on an annual basis thereafter. The Compensation Committee has the discretion to grant stock option awards and restricted stock awards to promote high performance and achievement of our corporate objectives by our executives at any time of the year. The Compensation Committee does not currently have a policy for the automatic awarding of equity awards to the named executive officers or our other employees, nor do we have any formal plan that requires us to award equity or equity-based compensation to any executive on a year-to-year basis. However, it has been our practice to grant awards annually in the first quarter of the fiscal year. The grant date is established when the Compensation Committee approves the grant and all key terms have been determined.

In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate in accordance with the 2021 Omnibus Equity Incentive Plan, as the case may be. Our Chief Executive Officer typically provides recommendations to the Compensation Committee for equity grants to the executive officers, taking into account each executive’s performance, achievements, and other criteria deemed relevant. The Compensation Committee, working closely with Aon, reviews the proposed grants, but reserves the right to reject or modify such recommendations. In determining the number of stock options to grant, the Compensation Committee considered the Company's 60th percentile equity philosophy, as well as individual factors such as performance, contributions, internal equity, and the retention hold of prior equity grants.

We size equity grants based on market data that expresses the awards as a percent of common shares outstanding. This sizing approach is helpful to ensure that the dilutive effects of the grants are balanced against the desire to provide employees with appropriate incentives for long-term value creation. The exercise price of the stock options will equal the closing price of our common stock published by Nasdaq on the date of the grant and the term of the options will be 10 years from the date of the grant. The options have a vesting term of four years, with 25% vesting on the first anniversary of the date of grant and the remaining amount vesting in 36 equal monthly installments thereafter.

Equity awards granted to our named executive officers for fiscal 2024 and certain prior years are reported in the Summary Compensation Table included under the heading “Summary Compensation Table” on page 39 of this Proxy Statement.

Name and Principal Position	Year	Option Awards Granted (#)	Option Awards ($)
Mark Erlander, CEO	2024	510,000	1,471,762
Fairooz Kabbinavar, CMO	2024	205,008	591,614
James Levine, CFO	2024	205,008	591,614

Benefit Plans

In addition to financial compensation, we also provide all employees, including the executive officers, with benefits including group life insurance, and health, vision and dental care insurance. All such benefits terminate at the time each individual is no longer employed with the Company or as otherwise provided in the applicable employment agreement. All of our named executive officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. We maintain a 401(k) defined contribution plan, which is our primary retirement benefit for employees, including executives. Although permitted under the plan, we have not matched employee contributions to the 401(k) plan. We do not provide our executive officers with any type of defined-benefit retirement plan or the opportunity to defer compensation pursuant to a non-qualified deferred compensation plan. We do not offer our named executive officers any material compensation in the form of perquisites.

Other Compensation Practices

Clawback Policy

In 2023, the Compensation Committee resolved to adopt a recoupment or “clawback” policy for annual cash incentive awards, long-term incentive awards (including stock options and restricted stock) and any other incentive awards paid to executive officers under certain circumstances. Our clawback policy provides that in the event the Company determines it must restate its financial results as reported in a Form 10-K, Form 10-Q or other report filed with the Securities and Exchange Commission to correct an accounting error due to material noncompliance with any financial reporting requirement under the U. S. federal securities laws (a Restatement), the Company will seek to recover, at the direction of the Compensation Committee after it has reviewed the facts and circumstances that led to the requirement for the Restatement and the costs and benefits of seeking recovery, incentive compensation (cash and equity-based) awarded or paid within one year following the filing of the financial report giving rise to the Restatement to a covered officer whose intentional misconduct caused or contributed to the need for the Restatement for a fiscal period if a lower award or payment would have been made to such covered officer based upon the restated financial results. The Committee will determine in its discretion the amount, if any, the Company will seek to recover from such covered officer.

Policies and Practices Regarding the Grant of Equity Awards

We do not schedule the grant of any equity awards in anticipation of the disclosure of material, non-public information and we do not schedule the disclosure of material, non-public information based on the timing of granting equity awards. We have not adopted a formal policy that dictates the timing of equity award grants. We may choose to grant equity awards outside of the annual broad-based awards (e.g., as part of a new hire package or as a retention or promotional incentive). Stock options may be granted only with an exercise price at or above the closing market price of our common stock on the date of grant. During 2024, no stock option grants were made to any of our NEOs during any period beginning four business days before the filing or furnishing of a periodic report or current report and ending one business day after the filing or furnishing of any such report with the SEC. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NASDAQ listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our NEO's for fiscal year 2024.

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($)(2)	Total ($)
Mark Erlander, CEO	2024	610,584	1,471,762		319,030	2,401,376
	2023	594,400	672,978		280,394	1,547,772
Fairooz Kabbinavar, CMO	2024	494,400	591,614		186,883	1,272,897
	2023	443,865	601,468	(3)	212,120	1,257,453
James Levine, CFO	2024	471,194	591,614		203,556	1,266,364
	2023	459,236	275,678		182,805	917,719

(1)
These amounts represent the aggregate grant date fair value of stock option awards determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. As such, the amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. The valuation assumptions used in determining 2024 and 2023 amounts are described in Note 6 to our financial statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2024 and 2023. The exercise price and number of stock options granted to NEO's for fiscal 2024 and certain prior years are reported in the Outstanding Equity Awards Table included under the heading “Outstanding Equity Awards at Fiscal Year-End” on page 41 of this Proxy Statement.
(2)
The amounts in this column relate to the Annual Performance Cash Bonuses, described above in the summary of compensation practices, earned by the Named Executive Officers in 2024 and 2023.

(3)
Dr. Kabbinavar was hired in January 2023, and, as part of Dr. Kabbinavar's employment agreement, he was awarded a new-hire inducement grant of 425,000 non-qualified stock options, with an exercise price of $1.75.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options as well as the exercise prices and expiration dates thereof, as of December 31, 2024. Except for the options set forth in the table below, no other equity awards were held by any of our named executive officers as of December 31, 2024.

		Option Awards(1)
Name	New Hire or Promotion- based Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Mark Erlander		2,084	—		372.96	1/4/2026
		5,348	—		61.20	8/22/2027
		9,336	—		21.60	1/23/2028
		134,203	—		2.48	6/20/2029
		221,241	—		2.60	6/17/2030
	X	380,668	54,384	(2)	7.98	6/10/2031
		254,436	115,665	(3)	2.50	3/9/2032
		210,903	271,161	(4)	1.72	3/15/2033
		—	510,000	(5)	3.51	3/7/2034
Fairooz Kabbinavar	X	203,646	221,354	(6)	1.75	1/30/2033
		—	205,008	(7)	3.51	3/7/2034
James Levine	X	333,125	56,875	(8)	6.55	7/12/2031
		116,886	53,130	(9)	2.50	3/9/2032
		86,394	111,078	(10)	1.72	3/15/2033
		—	205,008	(11)	3.51	3/7/2034

(1)
For each executive officer, the shares listed in this table are subject to a single stock option award carrying the varying exercise prices as set forth herein. The option awards remain exercisable until they expire ten years from the date of grant, subject to earlier expiration following termination of employment.
(2)
9,064 Stock Options will vest monthly from January 10, 2023 through June 10, 2025. The employee was promoted to CEO in 2020 and subsequently received a higher stock option grant in 2021.
(3)
7,711 Stock Options will vest monthly from April 9, 2023 through March 9, 2026.
(4)
10,043 Stock Options will vest monthly from April 15, 2024 through March 15, 2027.
(5)
127,500 Stock Options will vest on March 7, 2025, and 10,625 will vest monthly from April 7, 2025 through March 7, 2028.
(6)
8,854 Stock Options will vest monthly from February 29, 2024 through January 30, 2027.
(7)
51,252 Stock Options will vest on March 7, 2025, and 4,271 will vest monthly from April 7, 2025 through March 7, 2028.
(8)
8,125 Stock Options will vest monthly from January 12, 2023 through July 12, 2025.
(9)
3,542 Stock Options will vest monthly from April 9, 2023 through March 9, 2026.
(10)
4,114 Stock Options will vest monthly from April 15, 2024 through March 15, 2027.
(11)
51,252 Stock Options will vest on March 7, 2025, and 4,271 will vest monthly from April 7, 2025 through March 7, 2028.

Employment Agreements

Mark Erlander Employment Agreement

On February 22, 2021, we entered into an amended and restated employment agreement with Dr. Erlander (the “Erlander Employment Agreement”). The term of the Erlander Employment Agreement commenced on February 22, 2021 and will continue until February 21, 2024, following which time the Erlander Employment Agreement will be automatically renewed for successive one year periods at the end of each term, unless either party delivers written notice to the other party of their intent to not renew the agreement. Pursuant to the Erlander Employment Agreement, Dr. Erlander’s base compensation is currently $635,000 per year. Dr. Erlander is eligible to receive a cash bonus of up to 55% of his base salary per year based on meeting certain performance objectives and bonus criteria.

If Dr. Erlander’s employment is terminated by us for cause or as a result of Dr. Erlander’s death or permanent disability, or if Dr. Erlander terminates his employment agreement voluntarily, Dr. Erlander will be entitled to receive a lump sum equal to (i) any portion of unpaid base compensation then due for periods prior to termination, (ii) any bonus earned but not yet paid through the date of his termination, and (iii) all business expenses reasonably and necessarily incurred by Dr. Erlander prior to the date of termination. If Dr. Erlander’s employment is terminated by us without cause or by Dr. Erlander for good reason, Dr. Erlander will be entitled to receive the amounts due upon termination of his employment by us for cause or as a result of his death or permanent disability, or upon termination by Dr. Erlander of his employment voluntarily, in addition to (provided that Dr. Erlander executes a written release with respect to certain matters) a severance payment equal to his base compensation for 12 months from the date of termination and the bonus and any benefits that Dr. Erlander would be eligible for during such 12 month period. In addition, if Dr. Erlander’s employment is terminated: (a) by us without cause within 12 months prior to a change of control (as defined in the Erlander Employment Agreement) that was pending during such 12 month period, (b) by Dr. Erlander for good reason within 12 months after a change of control, or (c) by us without cause at any time upon or within 12 months after a change of control, Dr. Erlander will be entitled to receive the amounts due upon termination of his employment by us for cause or as a result of his death or permanent disability, or upon termination by Dr. Erlander of his employment voluntarily, in addition to the severance payments due if Dr. Erlander’s employment is terminated by us without cause or by Dr. Erlander for good reason, and all of Dr. Erlander’s unvested stock options and other equity awards would immediately vest and become fully exercisable (x) in the event a change of control transaction is pending, for a period of six months following the date of termination, and (y) in the event a change of control transaction is not then pending, for the period of time set forth in the applicable agreement evidencing the award.

Fairooz Kabbinavar Employment Agreement

On January 30, 2023, we entered into an employment agreement with Dr. Kabbinavar (the “Kabbinavar Employment Agreement”). The term of the Kabbinavar Employment Agreement commenced on January 30, 2023 and will continue until February 2026, following which time the Kabbinavar Employment Agreement will be automatically renewed for successive one year periods at the end of each term, unless either party delivers written notice to the other party of their intent to not renew the agreement. Pursuant to the Kabbinavar Employment Agreement, Dr. Kabbinavar’s base compensation is currently $504,000 per year. Dr. Kabbinavar is eligible to receive a cash bonus of up to 45% of his base salary per year based on meeting certain performance objectives and bonus criteria. Dr. Kabbinavar was awarded a new-hire inducement grant of 425,000 non-qualified stock options, with an exercise price of $1.75. These options will vest over four years. The number of options granted was based on the competitive market at time of hire.

If Dr. Kabbinavar’s employment is terminated by us for cause or as a result of Dr. Kabbinavar’s death or permanent disability, or if Dr. Kabbinavar terminates his employment agreement voluntarily, Dr. Kabbinavar will be entitled to receive a lump sum equal to (i) any portion of unpaid Base Compensation then due for periods prior to the effective date of termination; (ii) any Bonus and Options earned and not yet paid or granted, as applicable, through the date of termination; and (iii) all business expenses reasonably and necessarily incurred by Dr. Kabbinavar prior to the date of termination. If Dr. Kabbinavar’s employment is terminated by us without cause or by Dr. Kabbinavar for good reason, Dr. Kabbinavar will be entitled to receive the amounts due upon termination of his employment by us for cause or as a result of his death or permanent disability, or upon termination by Dr. Kabbinavar of his employment voluntarily, in addition to (provided that Dr. Kabbinavar executes a written release with respect to certain matters) a severance payment equal to his base compensation for 12 months from the date of termination and the bonus and any benefits that Dr. Kabbinavar would be eligible for during such 12 month period. In addition, if Dr. Kabbinavar’s employment is terminated: (a) by us without cause within 12 months prior to a change of control (as defined in the Kabbinavar Employment Agreement) that was pending during such 12 month period, (b) by Dr. Kabbinavar for good reason within 12 months after a change of control, or (c) by us without cause at any time upon or within 12 months after a change of control, Dr. Kabbinavar will be entitled to receive the amounts due upon termination of his employment by us for cause or as a result of his death or permanent disability, or upon termination by Dr. Kabbinavar of his employment voluntarily, in addition to the severance payments due if Dr. Kabbinavar’s employment is terminated by us without cause or by Dr. Kabbinavar for good reason, and all of Dr. Kabbinavar’s unvested stock options and other equity awards would immediately vest and become fully exercisable (x) in the event a change of control transaction is pending, for a period of six months following the date of termination, and (y) in the event a change of control transaction is not then pending, for the period of time set forth in the applicable agreement evidencing the award.

James Levine Employment Agreement

On July 12, 2021, we entered into an employment agreement with Mr. Levine (the “Levine Employment Agreement”). The term of the Levine Employment Agreement commenced on July 12, 2021 and will continue until July 12, 2024, following which time the Levine Employment Agreement will be automatically renewed for successive one year periods at the end of each term, unless either party delivers written notice to the other party of their intent to not renew the agreement. Pursuant to the Levine Employment Agreement, Mr. Levine’s base compensation is currently $490,000 per year. Mr. Levine is eligible to receive a cash bonus of up to 45% of his base salary per year based on meeting certain performance objectives and bonus criteria.

If Mr. Levine’s employment is terminated by us for cause or as a result of Mr. Levine’s death or permanent disability, or if Mr. Levine terminates his employment agreement voluntarily, Mr. Levine will be entitled to receive a lump sum equal to (i) any portion of unpaid Base Compensation then due for periods prior to the effective date of termination; (ii) any Bonus and Options earned and not yet paid or granted, as applicable, through the date of termination; and (iii) all business expenses reasonably and necessarily incurred by Mr. Levine prior to the date of termination. If Mr. Levine’s employment is terminated by us without cause or by Mr. Levine for good reason, Mr. Levine will be entitled to receive the amounts due upon termination of his employment by us for cause or as a result of his death or permanent disability, or upon termination by Mr. Levine of his employment voluntarily, in addition to (provided that Mr. Levine executes a written release with respect to certain matters) a severance payment equal to his base compensation for 12 months from the date of termination and the bonus and any benefits that Mr. Levine would be eligible for during such 12 month period. In addition, if Mr. Levine’s employment is terminated: (a) by us without cause within 12 months prior to a change of control (as defined in the Levine Employment Agreement) that was pending during such 12 month period, (b) by Mr. Levine for good reason within 12 months after a change of control, or (c) by us without cause at any time upon or within 12 months after a change of control, Mr. Levine will be entitled to receive the amounts due upon termination of his employment by us for cause or as a result of his death or permanent disability, or upon termination by Mr. Levine of his employment voluntarily, in addition to the severance payments due if Mr. Levine’s employment is terminated by us without cause or by Mr. Levine for good reason, and all of Mr. Levine’s unvested stock options and other equity awards would immediately vest and become fully exercisable (x) in the event a change of control transaction is pending, for a period of six months following the date of termination, and (y) in the event a change of control transaction is not then pending, for the period of time set forth in the applicable agreement evidencing the award.

Potential Payments Upon Termination or Change In Control

If the executive officer is terminated by Cardiff Oncology without cause outside of a change in control they will receive: a severance payment equal to their base compensation for 12 months from the date of termination and the bonus and any benefits that they would be eligible for during such 12 month period.

If the executive officer is terminated by Cardiff Oncology without cause or by the executive with good reason within 12 months prior to a change of control they will receive: a severance payment equal to their base compensation for 12 months from the date of termination and the bonus and any benefits that they would be eligible for during such 12 month period. The executives unvested stock options and other equity awards would immediately vest and become fully exercisable.

Pay Versus Performance

The following table reports the compensation of our Principal Executive Officer ("PEO") and our other highest paid executive officers as reported in the Summary Compensation Table, as well as compensation actually paid ("CAP") for fiscal year 2024, 2023 and 2022:

Year(1)	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Loss ($ in thousands)
2024	2,401,376	4,708,410	1,269,631	2,212,850	72	(45,431)
2023	1,547,772	1,440,564	1,087,586	993,531	25	(41,441)
2022	1,590,347	91,869	1,523,156	222,550	23	(38,704)

(1)
Mr. Erlander served as our PEO during each year shown. The Non-PEO NEO's presented in the table during the respective years are as follows:
•
2024: Fairooz Kabbinavar and James Levine
•
2023: Fairooz Kabbinavar and James Levine
•
2022: James Levine and Tod Smeal
(2)
The Summary Compensation Table totals reported for the PEO and the average of the Other NEOs for each year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate “compensation actually paid”:

	2024		2023		2022
	PEO ($)	Average for Other NEO's ($)	PEO ($)	Average for Other NEO's ($)	PEO ($)	Average for Other NEO's ($)
Summary Compensation Table	2,401,376	1,269,631	1,547,772	1,087,586	1,590,347	1,523,156
Adjustments
Deduction for amounts reported under the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table(i)	(1,471,762)	(591,614)	(672,978)	(438,573)	(753,272)	(919,022)
Increase/(decrease) for the Inclusion of "Rule 402(v) Equity Values" (i)	3,778,796	1,534,833	565,770	344,518	(745,206)	(381,584)
Compensation Actually Paid	4,708,410	2,212,850	1,440,564	993,531	91,869	222,550

(i)
Compensation Actually Paid excludes the Stock Awards and Option Awards columns from the relevant fiscal year’s Summary Compensation Table total. The Rule 402(v) Equity Values instead reflect the aggregate of the following components, as applicable: (i) the fair value as of the end of the listed fiscal year of unvested equity awards granted in that year; (ii) the change in fair value during the listed fiscal year of equity awards granted in prior years that remained outstanding and unvested at the end of the listed fiscal year; and (iii) the change in fair value during the listed fiscal year through the vesting date of equity awards granted in prior years that vested during the listed fiscal year, less the fair value at the end of the prior year of awards granted prior to the listed fiscal year that failed to meet applicable vesting conditions during the listed fiscal year. Equity values are calculated in accordance with FASB ASC Topic 718, calculated as follows:

	2024			2023		2022
“Inclusion of Rule 402(v) Equity Values”	PEO ($)		Average for Other NEO's ($)	PEO ($)	Average for Other NEO's ($)	PEO ($)	Average for Other NEO's ($)
Add: Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year	1,883,634		757,177	528,548	334,957	446,788	253,637
Add: Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards	1,120,775		505,406	12,311	620	(288,112)	(457,723)
Add: Awards that are granted and vest in the same year, the fair value as of the vesting date	—		—	—	—	—	—
Change in Fair Value of Prior Years’ Equity Awards that Vested During the Year	774,387	—	272,250	24,911	8,941	(903,882)	(177,498)
Subtract: Awards Granted in any prior fiscal year that failed to vest Change in Value of Prior Years’ Equity Awards that Forfeited During the Year	—		—	—	—	—	—
Increase/(decrease) for the “Inclusion of Rule 402(v) Equity Values” (i)	3,778,796		1,534,833	565,770	344,518	(745,206)	(381,584)

(3)
Total Stockholder Return measures the change in a $100 investment in our common stock based on the closing price on December 31, 2021 and the closing share price of our common stock at the end of each fiscal year shown.
(4)
The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

The charts below provide an illustration of the relationship between compensation actually paid and (i) TSR and (ii) net loss for the periods presented:

Compensation Actually Paid vs. Total Shareholder Return
Compensation Actually Paid
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$80
$70
$60
$50
$40
$30
$20
$10
$-
Total Shareholder Return
2022
2023
2024
Axis Title
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return

Compensation Actually Paid vs. Net Loss
Compensation Actually Paid
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$(36,000)
$(38,000)
$(40,000)
$(42,000)
$(44,000)
$(46,000)
Net Loss ($ in thousands)
2022
2023
2024
Axis Title
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Loss

TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions or series of transactions since January 1, 2024, or any currently proposed transaction, to which we were or are to be a participant and in which the amount involved in the transaction or series of transactions exceeds $120,000, and in which any of our directors, executive officers or persons who we know hold more than five percent of any class of our capital stock, including their immediate family members, had or will have a direct or indirect material interest, other than compensation arrangements with our directors and executive officers.

The Company did not have any related party transactions during the covered period.

We have entered into indemnification agreements with our directors and executive officers under which we agreed to indemnify those individuals under the circumstances and to the extent provided for in the agreements, for expenses, damages, judgments, fines, settlements and any other amounts they may be required to pay in actions, suits or proceedings which they are or may be made a party or threatened to be made a party by reason of their position as a director, officer or other agent of ours, and otherwise to the fullest extent permitted under Delaware law and our By-Laws. We also have an insurance policy covering our directors and executive officers with respect to certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or otherwise.

Our board has adopted a written related party transaction policy to set forth the policies and procedures for the review, approval and ratification of related party transactions. This policy covers any financial transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which we are or are to be a participant, since the beginning of our last completed fiscal year, and a related party has or will have a direct or indirect material interest. A related party is any individual who is, or who has been since the beginning of our last fiscal year, an executive officer, director or nominee for election as a director, or any person known to be the record or beneficial owner of more than 5% of any class of our voting securities, any immediate family member of any of the foregoing persons or any entity which is owned or controlled by any of the foregoing persons, or any entity in which one of the foregoing persons has a substantial ownership interest in or control over such entity. Transactions involving the employment or compensation of our executive officers or compensation to our directors, transactions with another company at which a related party’s only relationship is as a director and/or beneficial owner of less than 10% of such company’s equity interests, transactions in which all of our stockholders receive proportional benefits, certain regulated transactions and certain banking-related services are not considered related-person transactions under this policy. Under our Audit Committee Charter and our related party transaction policy, our Audit Committee is responsible for reviewing and approving in advance any related party transaction. In connection with its review of a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the related party transaction.

OTHER MATTERS

Cardiff Oncology has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies. We will pay a fixed fee plus reasonable out-of-pocket charges.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Cardiff Oncology will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (858) 952-7570, or submit a request in writing to our Secretary, c/o Cardiff Oncology, Inc., 11055 Flintkote Avenue, San Diego, CA 92121. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Annual Reports and Form 10-K

Additional copies of Cardiff Oncology’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 may be obtained without charge by writing to the Secretary, Cardiff Oncology, Inc., 11055 Flintkote Avenue, San Diego, CA 92121.

By Order of the Board of Directors

/s/ Dr. Rodney S. Markin MD, Ph.D.
Dr. Rodney S. Markin MD, Ph.D.
Chairman of the Board of Directors

April 29, 2025

Directions to the Annual Meeting of Stockholders of Cardiff Oncology, Inc.

Cardiff Oncology, Inc.

11055 Flintkote Avenue

San Diego, CA 92121

From the North (Los Angeles/Orange County/Carlsbad)

Take 5 Fwy South. Take CARMEL MOUNTAIN ROAD exit.

Turn Left on CARMEL MOUNTAIN ROAD—go 0.3 miles

Turn Right on VISTA SORRENTO PARKWAY—go 1.4 miles

Turn Right on SORRENTO VALLEY BOULEVARD —go 0.2 miles

Turn Right on ROSELLE STREET —go 0.3 miles

Turn Left on DUNHILL STREET — go 0.2 miles

Arrive at 11055 FLINTKOTE AVENUE, on the RIGHT

From the South (La Jolla/San Diego International Airport Airport/Chula Vista)

Take 5 Fwy North. Take SORRENTO VALLEY ROAD exit.

Turn Left on ROSELLE STREET —go 0.3 miles

Turn Left on DUNHILL STREET — go 0.2 miles

Arrive at 11055 FLINTKOTE AVENUE, on the RIGHT

APPENDIX A

CARDIFF ONCOLOGY, INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN

Section 1. Purpose of Plan.

The name of the Plan is the Cardiff Oncology, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)
“Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.
(b)
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.
(c)
“Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.
(d)
“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.
(e)
“Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.
(f)
“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(g)
“Board” means the Board of Directors of the Company.
(h)
“Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.
(i)
“Cause” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” then “Cause” means a Participant’s (i) conviction of a felony or a crime involving fraud or moral turpitude; (ii) theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs Participant’s ability to perform appropriate employment duties for the Company; (iii) intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Company after a Change in Control, including violation of a non-competition or confidentiality agreement; (iv) willful failure to follow lawful instructions of the person or body to which Participant reports; or (v) gross negligence or willful misconduct in the performance of Participant’s assigned duties. Cause shall not include mere unsatisfactory performance in the achievement of a Participant’s job objectives. Any voluntary termination of employment or service by the Participant in anticipation of an involuntary termination of the Participant’s employment or service, as applicable, for Cause shall be deemed to be a termination for Cause.

(j)
“Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.
(k)
“Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:
(1)
any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or
(2)
the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or
(3)
there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or
(4)
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

(l)
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(m)
“Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded.
(n)
“Common Stock” means the common stock of the Company, par value $0.0001.
(o)
“Company” means Cardiff Oncology, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).
(p)
“Disability” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” means that a Participant, as determined by the Administrator in its sole discretion, (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.
(q)
“Effective Date” has the meaning set forth in Section 17 hereof.
(r)
“Eligible Recipient” means an employee, director or independent contractor of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director or independent contractor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.
(s)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(t)
“Exempt Award” shall mean the following:

Section 1. An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

Section 2. An award that an Eligible Recipient purchases at Fair Market Value (including awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.

(u)
“Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase Shares issuable upon exercise of such Award, and (ii) with respect to a Stock Appreciation Right, the base price per share of such Stock Appreciation Right.

(v)
“Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.
(w)
“Free Standing Rights” has the meaning set forth in Section 8.
(x)
“Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.
(y)
“Grandfathered Arrangement” means an Award which is provided pursuant to a written binding contract in effect on November 2, 2017, and which was not modified in any material respect on or after November 2, 2017, within the meaning of Section 13601(e)(2) of P.L. 115.97, as may be amended from time to time (including any rules and regulations promulgated thereunder).
(z)
“Incentive Compensation” means annual cash bonus and any Award.
(aa)
“ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(bb)
“Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.
(cc)
“Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”
(dd)
“Other Stock-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.
(ee)
“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.
(ff)
“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
(gg)
“Plan” means this 2021 Omnibus Equity Incentive Plan.
(hh)
“Prior Plan” means the Company’s 2014 Equity Incentive Plan, as in effect immediately prior to the Effective Date.
(ii)
“Related Rights” has the meaning set forth in Section 8.
(jj)
“Restricted Period” has the meaning set forth in Section 9.
(kk)
“Restricted Stock” means a Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.
(ll)
“Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.
(mm)
“Rule 16b-3” has the meaning set forth in Section 3.

(nn)
“Section 16 Officer” means any officer of the Company whom the Board has determined is subject to the reporting requirements of Section 16 of the Exchange Act, whether or not such individual is a Section 16 Officer at the time the determination to recoup compensation is made.
(oo)
“Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.
(pp)
“Stock Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.
(qq)
“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
(rr)
“Transfer” has the meaning set forth in Section 15.

Section 3. Administration.

(a)
The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).
(b)
Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(1)
to select those Eligible Recipients who shall be Participants;
(2)
to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;
(3)
to determine the number of Shares to be covered by each Award granted hereunder;
(4)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Stock Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award; provided, however, that at least ninety-five percent (95%) of the Awards under the Plan shall not vest, in whole or in part, earlier than one (1) year from the date of grant, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or, to the extent specifically permitted under the Plan, accelerating the vesting schedules of such Awards);
(5)
to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
(6)
to determine the Fair Market Value in accordance with the terms of the Plan;
(7)
to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;
(8)
to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9)
to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and
(10)
to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.
(c)
Subject to Section 5, neither the Board nor the Committee shall have the authority to (i) reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s stockholders; or (ii) accelerate the vesting of any Awards (except pursuant to Section 11).
(d)
All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.
(e)
The expenses of administering the Plan shall be borne by the Company and its Affiliates.
(f)
If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Articles of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Section 4. Shares Reserved for Issuance Under the Plan.

(a)
Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to the sum of (i) 12,150,000 shares, plus (ii) the number of shares of Common Stock reserved, but unissued under the Prior Plan; and (iii) the number of shares of Common Stock underlying forfeited awards under the Prior Plan; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit. Following the Effective Date, no further awards shall be issued under the Prior Plan, but all awards under the Prior Plan which are outstanding as of the Effective Date (including any Grandfathered Arrangement) shall continue to be governed by the terms, conditions and procedures set forth in the Prior Plan and any applicable Award Agreement.
(b)
Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting Awards under the Plan. Notwithstanding the foregoing, (i) Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying a Stock Appreciation Right that are retained by the Company to account for the Exercise Price of such Stock Appreciation Right) and/or withholding taxes in respect of an Award and (ii) any Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall no longer be available for grant under the Plan. In addition, (i) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for grant under the Plan.
(c)
No more than 12,150,000 Shares shall be issued pursuant to the exercise of ISOs.

(d)
Director Compensation Limits. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date Fair Market Value of equity-based Awards (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) plus any cash fees paid by the Company for serving as a non-employee director of the Board during any calendar year shall not exceed $500,000, increased to $750,000 in the calendar year of his or her initial service as a non-employee director.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7. Options.

(a)
General. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.
(b)
Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.
(c)
Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 4(d) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.
(d)
Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.
(e)
Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.
(f)
ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.
(1)
ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.
(2)
$100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.
(3)
Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.
(g)
Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares and has satisfied the requirements of Section 15 hereof.
(h)
Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.
(i)
Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 8. Stock Appreciation Rights.

(a)
General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made. Each Participant who is granted a Stock Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded, the Exercise Price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b)
Awards; Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.
(c)
Exercise Price. The Exercise Price of Shares purchasable under a Stock Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.
(d)
Exercisability.
(1)
Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(2)
Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.
(e)
Payment Upon Exercise.
(1)
Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.
(2)
A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(3)
Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).
(f)
Termination of Employment or Service. Treatment of a Stock Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.
(g)
Term.
(1)
The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(2)
The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h)
Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.

Section 9. Restricted Stock and Restricted Stock Units.

(a)
General. Restricted Stock or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made. Each Participant who is granted Restricted Stock or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to Transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Stock and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.
(b)
Awards and Certificates. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such Award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award. With respect to Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Common Stock underlying the Restricted Stock Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.
(c)
Restrictions and Conditions. The Restricted Stock or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:
(1)
The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.
(2)
Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Stock vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Shares in respect of the related Restricted Stock Units are delivered to the Participant. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock or Restricted Stock Units, except as the Administrator, in its sole discretion, shall otherwise determine.
(3)
The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service as a director or independent contractor to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.
(4)
Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10. Other Stock-Based Awards.

Other Stock-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted. Each Participant who is granted an Other Stock-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards. In the event that the Administrator grants a bonus in the form of Shares, the Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Section 11. Change in Control.

Unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that (a) a Change in Control occurs, and (b) the Participant is employed by the Company or any of its Affiliates immediately prior to the consummation of such Change in Control then upon the consummation of such Change in Control, the Administrator, in its sole and absolute discretion, may:

1.
provide that any unvested or unexercisable portion of any Award carrying a right to exercise become fully vested and exercisable; and
2.
cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan to lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.

If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Stock Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.

Section 12. Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other Applicable Law. Subject to Section 3(c), the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.

Section 13. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 14. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

Section 15. Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

Section 16. Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 17. Effective Date.

The Plan was approved by the Board on April 23, 2021 and shall be adopted and become effective on the date that it is approved by the Company’s stockholders (the “Effective Date”).

Section 18. Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 19. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 20. Securities Matters and Regulations.

(a)
Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
(b)
Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)
In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 21. Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

Section 22. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 23. No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 24. Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 25. Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 26. Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 27. Clawback.

(a)
If the Company is required to prepare a financial restatement due to the material non-compliance of the Company with any financial reporting requirement, then the Committee may require any Section 16 Officer to repay or forfeit to the Company, and each Section 16 Officer agrees to so repay or forfeit, that part of the Incentive Compensation received by that Section 16 Officer during the three-year period preceding the publication of the restated financial statement that the Committee determines was in excess of the amount that such Section 16 Officer would have received had such Incentive Compensation been calculated based on the financial results reported in the restated financial statement. The Committee may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid Incentive Compensation and how much Incentive Compensation to recoup from each Section 16 Officer (which need not be the same amount or proportion for each Section 16 Officer), including any determination by the Committee that a Section 16 Officer engaged in fraud, willful misconduct or committed grossly negligent acts or omissions which materially contributed to the events that led to the financial restatement. The amount and form of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion, and recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the cancellation of vested or unvested Awards, cash repayment or both.
(b)
Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

Section 28. Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 29. Indemnification.

To the extent allowable pursuant to applicable law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 30. Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 31. Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 32. Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

PROXY CARD

CARDIFF ONCOLOGY, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 26, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Mark Erlander and Brigitte Lindsay, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Cardiff Oncology, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on June 26, 2025 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

This proxy is governed by the laws of the State of Delaware.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 26, 2025 at 9:00 am local time at the Company’s offices located at 11055 Flintkote Avenue, San Diego, CA 92121. The proxy statement and the 2024 Annual Report on Form 10-K are available at https://annualgeneralmeetings.com/crdf2025.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Cardiff Oncology, Inc. to be held at Cardiff Oncology's offices located at 11055 Flintkote Avenue, San Diego, CA 92121, on June 26, 2025, beginning at 9:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1,2, 3 AND 4.

1. Election of Directors Nominees	FOR	WITHHOLD

01-Dr. James O. Armitage	☐	☐
02-Mark Erlander, Ph.D.	☐	☐
03-Dr. Rodney Markin	☐	☐
04-Mani Mohindru, Ph.D.	☐	☐
05-Gary W. Pace, Ph.D.	☐	☐
06-Renee P. Tannenbaum, Pharm.D.	☐	☐
07-Lâle White	☐	☐

2. Proposal to ratify BDO USA, P.C. as the Company’s independent registered public accountants for fiscal year ending December 31, 2025.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Proposal to approve an amendment to the Company's 2021 Omnibus Equity Incentive Plan to increase the number of shares issuable thereunder to 12,150,000 shares from 8,150,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated:	, 2025

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1.
VIA INTERNET:

Login to https://.annualgeneralmeetings.com/crdf2025

Enter your control number (12 digit number located below)

2.
VIA MAIL:

Pacific Stock Transfer Company

c/o Proxy Department

6725 Via Austi Pkwy, Suite 300

Las Vegas, Nevada 89119

CONTROL NUMBER:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m. (EDT),

prevailing time, on June 25, 2025.